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                                                                    Exhibit 99.3


                          [COMPANY LOGO - HUNTINGTON]

                          Third Quarter Earnings Review
                                October 17, 2002


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                                                                          [LOGO]
MEETING PARTICIPANTS

Tom Hoaglin

     -    Chairman, President and Chief Executive Officer

Mike McMennamin

     -    Vice Chairman and Chief Financial Officer

Nick Stanutz

     -    Exec. Vice President - Dealer Sales Group Head

Jay Gould

     -    Sr. Vice President - Investor Relations

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                    BASIS OF PRESENTATION - OPERATING BASIS

Reported results since the 2001 second quarter have been significantly impacted by a number of items, primarily related to the strategic restructuring announced in July 2001 and the subsequent sale of the Florida banking operations in the 2002 first quarter. In addition, reported 2002 first quarter results included Florida operations for only half the quarter versus a full quarter for each prior quarter. Also, the 2002 third quarter included a gain from the restructuring of the Merchant Services business.

Therefore, to better understand underlying trends, the following slides and discussion are on an OPERATING basis, unless otherwise noted, which excludes the effect of these items from all prior periods, including the impact of the Florida operations.

Please refer to the schedules accompanying the 2002 third quarter earnings press release, as well as the 2002 third quarter Quarterly Financial Review for schedules reconciling reported earnings with operating earnings and additional schedules excluding the impact of the Florida operations.

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THIRD QUARTER HIGHLIGHTS

Reported Results
----------------
-    EPS of $0.41
     - Includes $24.5 mm pre-tax gain ($16.0 mm after tax) from restructuring Merchant Services business.

Operating Results
-----------------
-    EPS of $0.34
     -    Includes $6.6 mm pre-tax mortgage servicing rights impairment
-    11% annualized growth in loans
-    10% annualized growth in core deposits
-    Improved credit quality trends
     -    2nd consecutive quarterly decline in NPAs...down 4%
     -    4th consecutive quarterly decline in new NPAs...down 35%
     -    3rd consecutive quarterly decline in net charge-offs...down 3%
     -    Loan loss provision exceeded net charge-offs by $16.5 mm, or 38%
     -    Maintained 2.00% loan loss reserve ratio
     -    Increased NPA coverage to 191%
-    Repurchased 6.2 million shares...15.0 million shares to date

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THIRD QUARTER - OTHER ACHIEVEMENTS

INVESTING IN THE BUSINESS
-    Appointed new head of small business banking
-    Purchased LeaseNet Group Inc. - net $60 million in receivables
-    Restructured ownership interest in Huntington Merchant Services, LLC
-    Sold J. Rolfe Davis Insurance Agency, Inc.

INVESTING IN OUR EMPLOYEES
-    Announced second employee stock option grant

INVESTING IN OUR CUSTOMERS
-    New teller technology now in 64% of the branches...completion by year end
-    Launched new commercial loan processing system (CLOS)
-    Launched new Situs small cap mutual fund
-    Added another 28 new companies to our new business 401(k) platform

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                             FINANCIAL PERFORMANCE

                                                                               6
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                                                                          [LOGO]
2002 THIRD QUARTER PERFORMANCE HIGHLIGHTS (1)

-        Net income                        $82.2 mm
-        Earnings per share                $0.34
-        Managed loan growth                  11%   annualized
-        Core deposit growth                  10%   annualized
-        Net interest margin                4.26%
-        Efficiency ratio                   53.1%
-        Net charge-offs - adjusted (2)     0.83%
-        NPAs                             $214.1 mm
-        Loan loss reserve / loans          2.00%
-        Tangible common equity ratio       8.00%
-        Mortgage service rights impairment $6.6 mm

(1) Excludes after-tax impact of $16.0 MM gain on the restructuring of the merchant services business
(2)  Excludes impact of net charge-offs on exited portfolios

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THIRD QUARTER 2002 EARNINGS

    ($MM)                               Reported    Adjustments     Operating
                                        --------    ------------    ---------

Net interest income                       $ 249.4                   $  249.4
Provision                                   (60.2)                     (60.2)
Non-interest income                         113.7                      113.7
Merchant services gain                       24.5       $  24.5          --
Securities gains                              1.1                        1.1
Non-interest expense                       (193.7)                    (193.7)
                                          -------       -------      -------
    Pretax income                           134.8          24.5        110.3
                                          -------       -------      -------
    Net income                            $  98.1       $  16.0      $  82.2
                                          -------       -------      -------
    EPS                                   $  0.41       $  0.07      $  0.34
                                          =======       =======      =======

                                                                               8

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                                                                          [LOGO]
PERFORMANCE HIGHLIGHTS (1)

                                    3Q02              2Q02             3Q01
                                    ----              ----             ----
EPS - operating                    $0.34             $0.33            $0.32
ROA                                 1.26 %            1.31%            1.30%
ROE                                 14.3              14.0             13.5
Efficiency ratio (2)                53.1              53.2             54.0
NIM                                 4.26              4.30             4.17
Tangible common equity/assets (3)   8.00              8.51             6.08


(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02
(2) Excludes intangible amortization of $0.2 MM in 3Q02 and 2Q02, and $2.6 MM in 3Q01
(3) Period end


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2002 THIRD QUARTER EARNINGS (1)
                                                        Change B (W) vs.
                                                       -----------------------
                                                                     3Q01
                                                       2Q02      -------------
    ($MM)                 3Q02     2Q02      3Q01      Amt.      Amt.     Pct.
                          ----     ----      ----      ----      ----     ----
Net interest income    $ 249.4   $ 241.9    $ 230.5   $  7.6   $ 19.0      8.2%
Provision                (60.2)    (53.9)     (46.0)    (6.4)   (14.2)   (30.9)
Non-interest income      113.7     114.3      110.0     (0.6)     3.7      3.3
Securities gains           1.1       1.0        1.1      0.2      0.1      7.6
Non-interest expense    (193.7)   (190.2)    (187.1)    (3.5)    (6.7)    (3.6)
                       -------   -------    -------   ------   ------      ---
    Pretax income        110.3     113.1      108.5     (2.8)     1.8      1.7
                       -------   -------    -------   ------   ------      ---
    Net income         $  82.2   $  81.7    $  80.9   $  0.5   $  1.3      1.6%
                       -------   -------    -------   ------   ------      ---
    EPS                $  0.34   $  0.33    $  0.32   $ 0.01   $ 0.02      6.3%
                       =======   =======    =======   ======   ======      ===
Revenue (FTE) (2)      $ 364.2    $357.2    $ 341.9   $  7.0   $ 22.3      6.5%

(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02
(2) Calculated assuming a 35% tax rate and excluding securities gains


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PERFORMANCE TRENDS (1)

EARNINGS PER SHARE


2Q01         3Q01        4Q01        1Q02        2Q02        3Q02

$0.30        $0.32      $0.32       $0.32       $0.33       $0.34








PRETAX INCOME BEFORE LLP AND SECURITIES GAINS

                                                      Y/Y% Chg
($MM)                                            -------------------
                                                  15%         10%

2Q01         3Q01        4Q01        1Q02        2Q02        3Q02

$144         $153        $162        $159        $166        $169



(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

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PERFORMANCE TRENDS (1)


Net Interest Income & Margin (FTE)
($MM)
2Q01        3Q01      4Q01        1Q02        2Q02        3Q02

4.03%       4.17%     4.26%       4.21%      4.30%       4.26%

$227        $232      $237        $234        $243        $251


Earning Assets (Avg)
($B)
2Q01        3Q01      4Q01        1Q02        2Q02        3Q02

$22.7       $22.2     $22.2       $22.4       $22.6       $23.4



(1) Excludes impact of Florida banking operations sold in 1Q02


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NET INTEREST MARGIN DRIVERS

-    Flattening of the yield curve

-    Auto loan and leases originations... higher quality... lower margin

-    Lower margin residential mortgages

-    Mortgage prepayment activity

-    "De facto" deposit repricing floors

                                                                              13
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MANAGED LOAN GROWTH (1)

Average        ($B)                  Annualized Growth
-------                              -----------------
                                    3Q02 vs.     2Q02 vs.    3Q02 vs.
                           3Q02      2Q02         1Q02        3Q01
                           ----      ----        -----        ----
Commercial               $  5.5       (8)%          (3)%        (8)%
Commercial real estate      3.7       10             6          13
                         ------     ----         -----        ----
    Total commercial/CRE    9.2       (1)           --         --
                         ------     ----         -----        ----
Auto loan / lease           7.1       14            (3)          2
Home equity                 3.1       18            17          13
Residential real estate     1.3       81            75         138
Other consumer              0.4      (10)          (10)        (12)
                          -----     ----         -----        ----
    Total consumer         11.9       21            14          12
                          -----     ----         -----        ----
Managed loans             $21.1       11%            8%          7%
                          =====     ====         =====        ====

(1) Growth percentages normalized for residential real estate loan securitizations and impact of Florida banking operations sold in 1Q02

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CORE DEPOSIT TRENDS (1)
Average        ($B)                   Annualized Growth
-------                               -----------------
                                     3Q02 vs.  2Q02 vs.  3Q02 vs.
                              3Q02     2Q02      1Q02      3Q01
                              ----     ----      ----      ----

    Demand                  $  2.9      19%       --%       4%
    Interest bearing           5.3      28        51       43
    Savings                    2.8      (6)       (3)      (5)
    CD's                       4.1      (5)       12        1
                             -----      --        --       --
         Total               $15.1      10%       19%      12%
                             =====      ==        ==       ==


(1) Growth percentages normalized for impact of Florida banking operations sold in 1Q02

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NON-INTEREST INCOME (1)
     ($MM)                                         Better or (Worse) vs.
                                                  ---------------------
                                       3Q02      2Q02      2Q02(2)     3Q01
                                       ----      ----      ----        ----

Deposit service charges            $   37.5     $  2.1        6%        12%
Mortgage banking                        6.3       (4.4)     (41)       (55)
Brokerage / insurance                  13.9       (1.0)      (7)        --
Trust income                           15.0       (1.3)      (8)         1
Bank Owned Life Ins                    11.4         --       --         20
Other service charges                  10.8        0.3        3         14
Other                                  18.7        3.7       24         27
                                   --------     ------      ---        ---
  Total                            $  113.7     $ (0.6)      (1)%        3%
                                   ========     ======      ===        ===
Total excl mortgage banking        $  107.4     $  3.8        4%        12%

(1) Excludes securities gains, gain on restructuring of Merchant Services business in 3Q02, and Florida insurance agency sold 7/2/02
(2) Linked quarter percentage growth is not annualized.

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MORTGAGE SERVICING
                                            3Q02          2Q02
                                            ----          ----
Mortgage servicing portfolio                $5.2 B        $5.4 B
Investor servicing portfolio                $3.2 B        $2.7 B

Mortgage servicing rights                  $27.9 MM      $26.9 MM
MSR % of investor servicing portfolio       0.88 %        1.00 %

MSR % of equity                             1.19 %        1.25%

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NON-INTEREST EXPENSE (1)
     ($MM)                           Better or (Worse) vs.
                                     ---------------------
                              3Q02   2Q02        2Q02(2)   3Q01
                              ----   ----        ----       ---
Personnel costs             $107.5   $(3.9)       (4)%      (6)%
Occupancy & equipment         32.2    (0.9)       (3)       --
Outside services              15.1     1.5         9        (3)
Marketing                      7.5    (0.3)       (4)      (31)
Amortization of intangibles    0.2      --        --       nmv
Other                         31.2     0.1        --        (3)
                            ------   -----       ---        --
    Total                   $193.7   $(3.5)       (2)%      (4)%
                            ======   =====       ===       ===


(1) Excludes pretax impact of restructuring charges and other charges of $50.8 MM in 3Q01 and Florida insurance agency sold 7/2/02
(2)  Linked quarter percentage growth is not annualized


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EFFICIENCY RATIO (1)

1Q01        2Q01      3Q01        4Q01        1Q02         2Q02     3Q02

59.5%       56.0%     54.0%       52.7%       54.1%        53.2%    53.1%




(1) FTE Revenue excluding securities gains and gain on sale of Florida operations/non-interest expense excludes intangible amortization and restructuring and other charges. Excludes impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02


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                                 CREDIT REVIEW

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CREDIT QUALITY OVERVIEW (1)
                                    3Q02             2Q02          3Q01
                                    ----             ----          ----
NPAs / total loans + OREO           1.05%            1.14%         1.06%
Net charge-offs - adjusted (2)      0.83             0.88          0.62

90+ days past due                   0.33             0.30          0.42
    Consumer                        0.42             0.41          0.55
    Commercial                      0.22             0.15          0.13
    Commercial RE                   0.25             0.20          0.54

Reserve / total loans               2.00             2.00          1.77
Reserve / NPAs                       191              176           166

(1)        Excludes impact of Florida banking operations sold in 1Q02.
(2)        Excludes impact of net charge-offs on exited portfolios.


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NON-PERFORMING ASSET COMPOSITION (1)
($MM)

 2Q01      3Q01       4Q01        1Q02        2Q02         3Q02

0.85%       1.06%      1.16%      1.17%      1.14%        1.05%

$156.9      $201.2    $219.6     $225.5     $223.2        $214.1


(1) Excludes impact of Florida banking operations sold in 1Q02.


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NON-PERFORMING ASSET FLOW ANALYSIS - REPORTED BASIS(1)

Period End        ($MM)

                             3Q02      2Q02    1Q02      4Q01      3Q01
                             ----      ----    ----      ----      ----
NPA beginning of period    $223.2    $225.5   $227.5    $210.1    $166.0
New NPAs                     47.2      73.0     74.4      86.0      95.0
Loan losses                 (25.5)    (28.3)   (26.1)    (34.6)    (12.5)
Payments                    (26.3)    (44.3)   (37.7)    (28.3)    (34.2)
Sales     (2)                (4.2)     (2.4)    (8.9)     (4.1)     (3.3)
Acquired                      0.1      --        --        --        --
Other                        (0.4)     (0.3)    (3.7)     (1.5)     (0.9)
                            -----    ------   ------      -----    ------

NPA end of period          $214.1    $223.2   $225.5    $227.5    $210.1

(1) Impact of Florida not material.
(2) 1Q02 includes $6.5 MM related to the sale of Florida banking operations and 2Q01 includes $14.9 MM related to PG & E.


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NON-PERFORMING ASSETS - BY SECTOR

     Manufacturing       30%
     F.I.R.E.            13%
     Construction         7%
     Retail Trade         2%
     Agriculture          3%
     Trans./Comm.         1%
     Wholesale Trade      1%
     Energy               0%
     Other                9%


% OF $109 MM CHANGE VS 12/31/00


     Services            40%
     Manufacturing       53%
     F.I.R.E.            16%
     Construction         4%
     Retail Trade         0%
     Agriculture          2%
     Trans./Comm.        -1%
     Wholesale Trade      0%
     Energy               0%
     Other               -14%




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NET CHARGE-OFFS - ADJUSTED (1)
($MM)

2Q01       3Q01       4Q01       1Q02      2Q02      3Q02

0.74%      0.62%      0.99%      0.97%     0.88%     0.83%

 $34        $29        $47        $46       $43       $42



                                     3Q02          2Q02         3Q01
                                     ----          ----         ----

Commercial                           1.21%         1.53%         0.58%
Commercial real estate               0.43          0.22          0.00
                                     ----          ----          ----
    Total commercial                 0.90          1.02          0.38
                                     ----          ----          ----
Consumer
    Auto loans - indirect            1.01          0.92          0.93
    Auto lease                       1.27          1.08          1.27
                                     ----          ----          ----
         Indirect                    1.15          1.01          1.13
    Other direct                     0.91          1.22          0.48
    Home equity                      0.38          0.43          0.55
    Residential real estate          0.04          0.18          0.06
                                     ----          ----          ----
         Total consumer              0.78          0.75          0.86
                                     ----          ----          ----
Total                                0.83%         0.88%         0.62%


(1) Excludes impact of net charge-offs on exited portfolios. Reported total consumer net charge-offs were 0.84% in 3Q02, 0.83% in 2Q02, and 1.11%
     in 3Q01. Reported total net charge-offs were 0.87% in 3Q02, 0.92% in 2Q02 and 0.76% in 3Q01. Excludes impact of Florida banking operations sold in 1Q02.

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VINTAGE PERFORMANCE

           AUTO LOANS - INDIRECT

          Cumulative Charge-off Rate

                    % of Portfolio @
                    -----------------
              12/00 12/01  3/02  6/02  9/02
              ----- -----  ----  ----  ----
  Pre - 4Q98   22%    8%    4%    3%    2%
-  4Q98-3Q99   24%   12%   11%    9%    7%
-  4Q99-3Q00   42%   25%   24%   20%   17%
-  4Q00-4Q01   12%   55%   61%   43%   39%
-  1Q02-3Q02   --    --    --    25%   35%
              ---   ---   ---   ---   ---
              100%  100%  100%  100%  100%


        # Quarters After Origination

                AUTO LEASES

          Cumulative Charge-off Rate

                    % of Portfolio @
                    -----------------
              12/00 12/01  3/02  6/02  9/02
              ----- -----  ----  ----  ----
  Pre - 4Q98   16%    6%    4%    3%    2%
-  4Q98-3Q99   33%   22%   19%   16%   14%
-  4Q99-3Q00   42%   31%   30%   27%   21%
-  4Q00-4Q01    9%   41%   47%   38%   34%
-  1Q02-3Q02   --    --    --    16%   29%
              ---   ---   ---   ---   ---
              100%  100%  100%  100%  100%


        # Quarters After Origination



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CONSUMER DELINQUENCY TRENDS (1)

30+ Days



3Q01        4Q01       1Q02      2Q02      3Q02

3.10%       3.32%      2.36%     2.26%     2.10%


90+ Days

3Q01        4Q01       1Q02      2Q02      3Q02

0.55%       0.60%      0.44%     0.41%     0.42%

(1) % of related outstandings at EOP. Excludes impact of Florida banking operations sold in 1Q02


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LOAN LOSS RESERVE (1)
      ($MM)

2Q01         3Q01      4Q01      1Q02      2Q02      3Q02

1.76%        1.77%     2.05%     2.00%     2.00%     2.00%

$326         $335      $387      $386      $393      $408








LOAN LOSS RESERVE FLOW ANALYSIS

     ($M)                      3Q02            2Q02            1Q02
                             --------        --------        --------
LLR- beginning               $  393.0        $  386.1        $  387.0
Charge-offs                     (56.6)          (57.5)          (60.2)
Recoveries                       12.9            12.6            10.9
                             --------        --------        --------
    Net charge-offs             (43.7)          (44.9)          (49.3)
Provision exp.                   60.2            53.9            50.6
Assets purchased                  1.3             --              --
Loans securitized                (2.4)           (2.0)           (2.2)
                             --------        --------        --------
LLR-ending                   $  408.4        $  393.0        $  386.1



                                                                              28
(1) Excludes impact of Florida banking operations sold in 1Q02
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                                 CAPITAL REVIEW




                                                                              29
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CAPITAL TRENDS - REPORTED BASIS (1)

                                3Q02       2Q02        3Q01
                                ----       ----        ----
Tier 1 risk-based capital       9.13%      9.72%       6.97%
Total risk-based capital       12.09      12.75       10.13
Tier 1 leverage                 9.41       9.94        7.10
Tangible equity / assets        8.00(2)    8.51        6.08
Double leverage (3)               86         83         110

(1) Period end
(2) Estimated at 7.5%-7.8% by 12/31/02 assuming continuation of share repurchase program
(3) (Parent company investments in subsidiaries + goodwill) / equity



                                                                              30
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SHARE REPURCHASE PROGRAM

Commitment to repurchase $300 - 400 MM
-        Program commenced February 21
-        Repurchased 15.0 million shares through September 30...$294 million
-        Committed to continued repurchase at reasonable prices and volumes






                                                                              31
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FOCUS ON DEALER SALES





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DEALER SALES - A SIGNIFICANT BUSINESS
-        A Huntington core business since the early 1950's
-        34% of Huntington's managed loan portfolio - 9/30/02
-        550 employees
-        3,500 dealer relationships




                  Avg. Managed Balances
                  ---------------------

                  ($MM)       Loans        Leases

                  1Q01        3,856         3,082
                  2Q01        3,891         3,189
                  3Q01        4,084         3,214
                  4Q01        4,138         3,204
                  1Q02        3,935         3,145
                  2Q02        3,766         3,094
                  3Q02        3,937         3,172



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DEALER SALES - BUSINESS MODEL
-      Local market presence - sales and underwriting
-      Provider of core products - loan, lease, floor plan
-      Ancillary products and services - treasury, cash management, investments
-      Tenure of staff
-      Customer service - efficient and effective

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DEALER SALES - GEOGRAPHIC PROFILE


9 Month Production
-------------------
($MM)

                2002       2001        % Chg.
                ----       ----        ------
Ohio             $994       $992        2.0%
Florida           483        481        0.4
Michigan          340        393      (13.5)
Kentucky          221        213        3.8
Indiana           202        219       (7.8)
W. Virginia       116        156      (25.6)
Other             239        178       34.3
                -----     ------       ----
     Total     $2,595     $2,635       (1.5)%


                   [STATES MAP]

Ohio                38%
Florida             19
Michigan            13
Kentucky             9
Indiana              8
West Virginia        4
Arizona              3 - Entered market June 2001
Pennsylvania         2
Georgia              0 - Entered market August 2002

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DEALER SALES - MARKET SHARE IN MAJOR MARKETS

                                       2000           2001          2002 YTD
                                       ----           ----          --------
OHIO
----
GMAC                                   12.3%          15.0%          13.1%
Ford Motor Credit                      14.4           14.3           10.3
-------------------------------------------------------------------------------
Huntington                              7.8            6.3*           6.5
-------------------------------------------------------------------------------
Fifth Third                             4.8            4.7            5.9
National City                           6.1            4.9            5.3
Chase                                   1.9            4.2            4.8

MICHIGAN
--------
GMAC                                    n/a           37.5           31.8
Ford Motor Credit                       n/a           17.1           10.4
Chrysler Finance Corp.                  n/a            8.3            9.4
Fifth Third                             n/a            3.2            5.3
Chase                                   n/a            2.9            4.8
-------------------------------------------------------------------------------
Huntington                              n/a            2.4*           3.2
-------------------------------------------------------------------------------

FLORIDA
-------
GMAC                                    9.5           11.3           11.4
Ford Motor Credit                      15.8           15.1           11.0
SunTrust                                8.0            7.6            9.9
-------------------------------------------------------------------------------
Huntington                              4.3            4.1*           4.0
-------------------------------------------------------------------------------
Chase                                   2.1            4.1            3.5



*Market erosion caused by heavy 4Q01 GM incentives

                                                                          [LOGO]



DEALER SALES - AUTO INDUSTRY VEHICLE SALES

    (000's of units)                          3Q02    3Q01      %
                                              ----    ----     ----
     Change
     ------

New and used vehicle sales* (retail)        18,649   17,976     3.7%

Huntington vehicles financed                    53       49     8.9%



* Source: JD Powers and Wall Street Journal

                                                                          [LOGO]



INDIRECT AUTO - QUARTERLY PRODUCTION

    ($MM)            1Q00    2Q00    3Q00   4Q00     1Q01    2Q01    3Q01    4Q01    1Q02    2Q02    3Q02
                     ----    ----    ----   ----     ----    ----    ----    ----    ----    ----    ----
Loans
Production           $388    $489    $651    $454    $426    $613    $667    $504    $486    $498    $715
% new vehicles         36%     41%     46%     45%     43%     47%     50%     39%     47%     58%     57%

Avg. FICO             696     702     707     712     716     722     721     723     730     732     737
% less than 640      19.9%   16.9%   14.0%    9.2%    5.8%    4.7%    4.7%    3.1%    1.8%    1.4%    1.2%
Risk expected loss   1.40%   1.28%   1.18%   1.07%   0.91%   0.82%   0.84%   0.83%   0.67%   0.61%   0.55%

Leases
Production           $375    $308    $352    $302    $271    $340    $318    $255    $213    $292    $391
% new vehicles         71%     68%     75%     79%     78%     80%     83%     83%     85%     90%     91%
Avg. residual          48%     45%     43%     44%     38%     38%     37%     36%     37%     38%     40%

Avg. FICO             699     699     703     712     713     712     710     717     727     732     735
% less than 640      13.2%   14.7%   12.4%    8.7%    6.7%    6.2%    6.4%    3.6%    0.9%    0.7%    0.6%
Risk expected loss   1.06%   1.15%   1.11%   0.89%   0.88%   0.84%   0.86%   0.79%   0.65%   0.57%   0.50%

                                                                          [LOGO]

INDIRECT AUTO - CREDIT UNDERWRITING



Auto Loans

        FICO - new production         Risk expected loss
1Q00            696                           1.40%
2Q00            702                           1.28%
3Q00            707                           1.18%
4Q00            712                           1.07%
1Q01            716                           0.91%
2Q01            722                           0.82%
3Q01            721                           0.84%
4Q01            723                           0.83%
1Q02            730                           0.67%
2Q02            732                           0.61%
3Q02            737                           0.55%



Auto Leases


        FICO - new production         Risk expected loss
1Q00            699                           1.06%
2Q00            699                           1.15%
3Q00            703                           1.11%
4Q00            712                           0.89%
1Q01            713                           0.88%
2Q01            712                           0.84%
3Q01            710                           0.86%
4Q01            717                           0.79%
1Q02            727                           0.65%
2Q02            732                           0.57%
3Q02            735                           0.50%

                                                                          [LOGO]





INDIRECT AUTO - CREDIT TRENDS


Auto Loans

                    3Q01      4Q01     1Q02      2Q02        3Q02

-30 day Delinq.     3.43%     4.09%    2.23%     2.29%       2.13%

-90 day Delinq.     0.55%     0.66%    0.42%     0.35%       0.37%

Net Charge-offs     0.93%     1.43%    1.47%     0.92%       1.01%


Auto Leases

                     3Q01     4Q01       1Q02       2Q02      3Q02

-30 day Delinq.     2.89%     3.17%      2.42%      2.24%    2.09%

-90 day Delinq.     0.46%     0.49%      0.33%      0.35%    0.34%

Net Charge-offs     1.27%     1.55%      1.64%      1.08%    1.27%

                                                                          [LOGO]



AUTO LEASE RESIDUAL VALUE RISK MITIGATION

-   Residual value insurance

-   Reserve fund - $30 million at September 2002

-   Additional reserve funding of 1% of booked residuals on new production

- Quarterly mark-to-market of residual values and assessment of reserve adequacy

                                                                          [LOGO]

DEALER SALES - PRIORITIES GOING FORWARD

REVENUE GROWTH

- Increased penetration at existing "low market share" dealerships through leveraging value proposition

- Selected market expansion outside of core footprint

- Increased penetration of Huntington products and services at "high market share" dealerships

COST CONTROL / REDUCTION

- Leverage existing infrastructure and recent investment in technological capabilities

- Pursue emerging workflow technology

- Managing product profitability components... dealer commissions, fees collected, etc.

                                                                          [LOGO]

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE

   This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties.

   A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements.

 All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no obligation to update any forward-looking statement.

                                                                          [LOGO]



                                    APPENDIX

                                                                          [LOGO]

                                   HUNTINGTON

                                                                          [LOGO]

MANAGING INTEREST RATE RISK

NET INTEREST INCOME AT RISK
FORWARD CURVE +/- 2%
GRADUAL CHANGE IN RATES




              2Q01      3Q01         4Q01     1Q02      2Q02        3Q02

-2% Rate Fall 1.8%      1.5%         0.8%     1.4%      0.9%       -0.2%

2% Rate Rise  -2.1%     -1.7%       -1.2%     -1.6%    -1.3%       -0.8%



ECONOMIC VALUE AT RISK
PARALLEL YIELD CURVE SHIFT +/- 2%
INSTANTANEOUS CHANGE IN RATES


                2Q01      3Q01         4Q01     1Q02      2Q02        3Q02

-2% Rate Shock  3.6%      0.7%        -0.7%     0.8%      0.1%       -1.4%

+2% Rate Shock -6.2%     -3.7%       -2.4%     -3.8%    -3.0%       -3.4%

                                                                          [LOGO]

LOAN PORTFOLIO - 9/30/02

BY TYPE OF LOAN - MANAGED
    ($B)                               Amt        Pct
                                     ------      -----
Commercial                           $  5.7      26.3%
Commercial RE                           3.8      17.5
                                     ------      ----
    Total commercial                    9.5      43.8
                                     ------      ----
Auto leases                             3.2      14.8
Auto loans                              4.0      18.7
Home equity                             3.1      14.5
Residential real estate                 1.4       6.3
Other consumer                          0.4       1.8
                                     ------      ----
    Total consumer                     12.1      56.2
                                     ------      ----
    Total loans                       $21.6     100.0%


BY REGION OR LOB - MANAGED


    Central OH/WV        18%
    Northern Ohio        13%
    W. Michigan           8%
    S. Ohio/KY            7%
    E. Michigan           5%
    Indiana               3%
    Auto                 36%
    PFG                   4%
    Mortgage              5%

                                                                          [LOGO]

COMMERCIAL LOAN PORTFOLIO - 9/30/02





$9.5 B BY INDUSTRY SECTOR

     Services            24%
     Manufacturing       14%
     F.I.R.E.            29%
     Retail Trade        12%
     Construction         7%
     Wholesale Trade      6%
     Trans./Comm.         4%
     Agriculture          2%
     Energy               1%
     Other                1%






# OF LOANS BY SIZE

less than $5MM           18,947
                           98.2%

$5+MM                       345
                            1.8%

$5 MM - Less than $10 MM    224
$10 MM - Less than $25 MM   110
$25 MM - Less than $50 MM    91
$50+ MM                       2
                           ----
    Total                   345

                                                                         [LOGO]



COMMERCIAL REAL ESTATE PORTFOLIO - 9/30/02


               $3.8 Billion
             ----------------
              By Property Type


Retail                               23%
Industrial                           18%
Office                               16%
Land Devel.                           7%
Single-family                         5%
Hotel                                 5%
Health Care                           3%
Raw Land                              2%
Other                                 8%





                   [chart]

                                                                         [LOGO]


COMMERCIAL REAL ESTATE PORTFOLIO - 9/30/02

               $3.8 BILLION


                By Region

E. Michigan              14%
W. Virginia               8%
Indiana                   6%
Florida                   1%
Columbus                 21%
Cleveland                21%
Cincinnati               15%
W. Michigan              14%

                 [chart]


                By Loan Type

Mini-perm                12%
Permanent                16%
Construction             37%
Owner occupied           34%


                 [chart]

                                                                         [LOGO]


HOME EQUITY - QUARTERLY PRODUCTION

     ($MM)            1Q00       2Q00     3Q00      4Q00       1Q01     2Q01     3Q01       4Q01        1Q02     2Q02     3Q02
                      ----       ----     ----      ----       ----     ----     ----       ----        ----     ----     ----
Loans
Production          $  70.7   $  87.2   $  79.8   $  74.2   $  70.5   $  93.6   $  72.8   $  83.2   $  76.2   $  81.8   $  63.7
Avg. LTV                 79%       80%       79%       79%       80%       80%       78%       77%       79%       75%       72%

Avg. FICO               684       687       686       684       689       692       695       697       697       699       698
% less than 640        24.0%     22.0%     23.5%     23.0%     19.3%     18.8%     16.6%     15.6%     14.5%     14.5%     16.3%
Risk expected loss     0.74%     0.76%     0.64%     0.68%     0.55%     0.49%     0.49%     0.63%     0.41%     0.41%     0.45%

Lines
Production          $ 199.3   $ 222.9   $ 220.0   $ 194.7   $ 211.1   $ 328.0   $ 285.0   $ 297.1   $ 314.3   $ 366.1   $ 347.0
Avg. LTV                 80%       80%       80%       79%       79%       79%       78%       77%       78%       78%       78%

Avg. FICO               707       710       708       712       711       714       714       720       722       722       722
% less than 640        13.4%     12.1%     13.7%     11.0%     11.0%     10.4%      9.3%      7.3%      6.3%      6.4%      6.2%
Risk expected loss     0.62%     0.55%     0.59%     0.55%     0.53%     0.50%     0.60%     0.65%     0.52%     0.54%     0.48%

                                                                         [LOGO]


HOME EQUITY  - CREDIT UNDERWRITING



            LOANS

            [chart]

        FICO - new production         Risk expected loss
1Q00            684                           0.74%
2Q00            687                           0.76%
3Q00            686                           0.64%
4Q00            684                           0.68%
1Q01            689                           0.55%
2Q01            692                           0.49%
3Q01            695                           0.49%
4Q01            697                           0.63%
1Q02            697                           0.41%
2Q02            699                           0.41%
3Q02            698                           0.45%




             Lines


            [chart]


        FICO - new production         Risk expected loss
1Q00            707                           0.62%
2Q00            710                           0.55%
3Q00            708                           0.59%
4Q00            712                           0.55%
1Q01            711                           0.53%
2Q01            714                           0.50%
3Q01            714                           0.60%
4Q01            720                           0.65%
1Q02            722                           0.52%
2Q02            722                           0.54%
3Q02            722                           0.48%

                                                                         [LOGO]





TOTAL DEPOSIT TRENDS (1)
Average        ($B)                        Annualized Growth
-------                                    -----------------
                                          3Q02 vs     2Q02 vs.  3Q02 vs.
                                 3Q02       2Q02       1Q02      3Q01
                                 ----       ----       ----      ----

Central Region                   $ 5.1        6%         6%        9%
No. Ohio Region                    3.5       15         15        11
Cincinnati / Dayton Region         1.3        2         17         7
Indiana Region                     0.7       37         22        17
E. Michigan Region                 2.0       11         10         5
W. Michigan Region                 2.5       (3)        58         9
                                 -----       --        ---        --
     Total Regions               $15.1        8%        18%        9%
                                 =====       ==        ===        ==
(1) Excludes deposits attributable to Dealer Sales and PFG lines of business, brokered deposits, and negotiable CDs. Normalized sale of Florida.

                                                                         [LOGO]



PERFORMANCE TRENDS (1)

REVENUE (FTE)
($MM)

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

$338       $342    $351     $349    $357    $364


(1) Excludes security gains and gain on restructuring of merchant services business in 3Q02, gain on sale of the Florida banking operations in 1Q02, impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                         [LOGO]


PERFORMANCE TRENDS (1)

LOAN LOSS PROVISION

($MM)
2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

$42        $46      $54      $51    $54      $60


NET INCOME
($MM)

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

$76       $81       $80      $80    $82      $82


(1) Operating basis - Excludes after tax impact of restructuring and other charges, gain on sale of Florida operations in 1Q02, impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                         [LOGO]

PERFORMANCE TRENDS (1)


RETURN ON AVERAGE ASSETS

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

1.20%     1.30%    1.28%    1.30%   1.31%   1.26%


RETURN ON AVERAGE EQUITY

2Q01      3Q01     4Q01     1Q02    2Q02    3Q02

12.6%     13.5%    13.4%    13.6%   14.0%   14.3%

(1) Operating basis - Excludes after tax impact of restructuring and other charges of $33.0 MM in 3Q01, after tax impact of $16.0 MM gain on the restructuring of the merchant services business in 3Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                         [LOGO]



PRIVATE FINANCIAL GROUP

                                                                         [LOGO]

PFG - BUSINESS OVERVIEW - 3Q02

BUSINESS LINES                                          9/30/02 ASSETS

-   Asset Management / Investment Advisory            Mngd         Total
                                                      ----         -----
    -   Personal trust                              $ 4.7 B        $7.4B
    -   Huntington Funds                              2.7           2.7
    -   Institutional trust                           0.5          12.9
    -   Corporate trust                               0.2           2.7
    -   Haberer Registered Investment Advisor         0.4           0.4
                                                      ---         -----
                                                     $8.5 B       $26.1B

-   Brokerage                                        3Q02         2Q02
                                                     ----         ----

    -   Mutual fund sales                          $ 32.4 MM    $  54.6 MM
    -   Annuity sales                               151.8         152.6
                                                   ------       ------
                                                   $184.2       $ 207.2
-   Private Banking (Avg. balances)
     -   Deposits                                  $  821 MM    $   776 MM
     -   Loans                                     $  919       $   851

                                                                          [LOGO]

PFG - FEE BASED REVENUE (1)



3Q02 REVENUE ($MM)               VS.  3Q01


Trust fees               $15.0        1.2%

Brokerage & Insurance     12.6       32.8

Other (2)                  1.0       (9.1)
                         -----      -----
   Total                 $28.6       11.3%


(1) Excludes impact of Florida sale and sale of J Rolfe Davis

(2) Misc. banking fees on loans/deposits




REVENUE TRENDS

Trust fees                 $13.7        $14.4    $14.8    $14.7     $15.1    $16.2      $15.0

Brokerage & Insurance      $10.9        $11.1     $9.5    $12.7     $12.2    $13.1      $12.6

                           1Q01         2Q01     3Q01     4Q01      1Q02      2Q02      3Q02

                                                                          [LOGO]


PFG - HUNTINGTON FUNDS

-  Lipper 1 Year (9/30/02) rankings...
   -        New Economy Fund            #3 of 387
   -        Dividend Capture Fund       #8 of 472
   -        Mid Cap Fund            Top 6% of 218

-  All equity funds in top quartile for 2002 YTD

                                                                          [LOGO]


PFG - RETAIL INVESTMENT SALES SUCCESS (1)

                                2001                2001 Industry
                            Huntington         Average      Top Quartile
                            ----------        ---------     -------------
Sales penetration (2)            5.3%              3.4%           4.6%
Revenue penetration (3)       $2,855            $3,081         $2,821
Profit penetration (4)        $1,323            $  679        $   958

                            9 Mo. 2002              2001 Industry
Average monthly (5)         Huntington         Average      Top Quartile
----------------           ----------          -------      ------------
Sales per licensed banker    $70,996           $35,215        $61,158
Revenue per licensed banker  $ 3,195           $ 1,585        $ 2,905

                                                  3Q02           3Q01
Huntington Fund sales % total funds sold            31%             5%

(1) Ken Kehrer & Associates survey
(2) Sales (dollars invested) of mutual funds and annuities divided by bank's retail deposits
(4) Contribution of investment program to pretax profit per million of the bank's retail deposits. Contribution is difference between program revenue and program expenses
(5) Annualized